Exhibit 99.1

news release

Encana to Establish Corporate Domicile in the U.S.

Company to rebrand and change name

CALGARY, October 31, 2019 — Encana Corporation (NYSE, TSX: ECA) today announced its intention to establish corporate domicile in the United States. The move, which requires shareholder, stock exchange and court approval, is expected to occur in early 2020. As part of this process, the new company will rebrand under the name Ovintiv Inc. Additional information will be available on the Company’s third quarter 2019 financial and operating results conference call, scheduled for today at 7 a.m. MT (9 a.m. ET). Please see dial-in details within this release.

“We are excited about our strategic transformation. Our Company is positioned to compete in the broader markets and lead the E&P industry on the road ahead,” said CEO Doug Suttles. “Over the last five-plus years, we have transformed our portfolio and our culture. We’ve created a high quality, liquids focused multi-basin portfolio. Our focus on innovation and efficiency is consistently delivering superior financial and operational performance. A domicile in the United States will expose our Company to increasingly larger pools of investment in U.S. index funds and passively managed accounts, as well as better align us with our U.S. peers. The change in corporate domicile will not change how we run our day-to-day activities. However, our actions show that we will leave no stone unturned to capture the value we deeply believe exists within our equity.”

Ovintiv will be uniquely positioned to be a leader in the E&P industry, which is at the cusp of transformation today. The Company is generating significant free cash flow, returning cash to its shareholders and generating industry-competitive liquids growth from its multi-basin portfolio of assets. It is this unique combination that the Company believes will ultimately be differentiated by the market.

In coordination with the change in corporate domicile, a consolidation and share exchange will be completed for effectively one share of common stock of Ovintiv for every five common shares of Encana. A special meeting of Encana shareholders will be held in early 2020 to approve the name change, the share consolidation and the U.S. domicile. Approval by two-thirds of votes cast will be required to approve the changes, as well as stock exchange and Canadian court approvals. A preliminary proxy statement/prospectus is expected to be filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities in early November. Following completion of the corporate redomicile and the adoption of its new name, the new company will begin trading on both the New York and Toronto stock exchanges under the ticker symbol “OVV.”

Conference Call Information

A conference call and webcast to discuss this release and 2019 third quarter financial and operating results will be held today at 7 a.m. MT (9 a.m. ET). To participate, please dial 888-231-8191 (toll-free in North America) or 647-427-7450 (international) approximately 10 minutes prior to the conference call. The live audio webcast of the conference call, including slides, will also be available on Encana’s website, www.encana.com, under Investors/Presentations & Events. The webcast will be archived for approximately 90 days.

Important Information for Investors and Securityholders

This communication is not intended to and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the proposed corporate reorganization that includes, among other things, the redomicile, Encana will cause its subsidiary 1847432 Alberta ULC, a predecessor to Ovintiv Inc. (“Ovintiv”), to file a registration statement on Form S-4, which will include Ovintiv’s prospectus as well as Encana’s proxy statement (the “Proxy Statement/Prospectus”), with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities. Encana plans to mail the definitive Proxy Statement/Prospectus to its shareholders and holders of its equity incentives in connection with the proposed corporate reorganization. INVESTORS AND SECURITYHOLDERS OF ENCANA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENCANA, OVINTIV, THE CORPORATE REORGANIZATION AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Encana or Ovintiv through the website maintained by the SEC at www.sec.gov. Investors and securityholders will also be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents filed with Canadian securities regulatory authorities by Encana, through the website maintained by the Canadian Securities Administrators at www.sedar.com. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC and Canadian securities regulatory authorities on Encana’s website at www.encana.com or by contacting Encana’s Corporate Secretary.

Participants in the Solicitation

Encana and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed corporate reorganization. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders of Encana in connection with the corporate reorganization, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus described above when it is filed with the SEC and Canadian securities regulatory authorities. Additional information regarding Encana’s directors and executive officers is also included in Encana’s Notice of Annual Meeting of Shareholders and 2019 Proxy Statement, which was filed with the SEC and Canadian securities regulatory authorities on March 14, 2019. This document is available free of charge as described above.

ADVISORY REGARDING FORWARD-LOOKING STATEMENTS – This news release contains forward-looking statements or information (collectively, “FLS”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. FLS include: completion of the corporate reorganization that includes, among other things, the establishment of a new company domiciled in the U.S. and the timing thereof; exposure to larger pools of investment; better alignment with U.S. peers; ability to compete in the broader market and lead the E&P industry; and anticipated free cash flow, returning cash to shareholders and generating liquids growth. FLS involve assumptions, risks and uncertainties that may cause such statements not to occur or results to differ materially. These assumptions include: the ability to receive, in a timely manner and on satisfactory terms, required securityholder, stock exchange and court approvals; future commodity prices and differentials; assumptions in corporate guidance; data contained in key modeling statistics; availability of attractive hedges and enforceability of risk management program; access to transportation and processing facilities; and expectations and projections made in light of Encana’s historical experience and its perception of historical trends. Risks and uncertainties include: ability to achieve anticipated benefits of the corporate reorganization; receipt of securityholder, stock exchange and court approvals and satisfaction of other conditions; risks relating to the new company following the reorganization, including triggering provisions in certain agreements; publicity resulting from the reorganization and impacts to the company’s business and share price; ability to generate sufficient cash flow to meet obligations; commodity price volatility; ability to secure adequate transportation and potential pipeline curtailments; timing and costs of well, facilities and pipeline construction; business interruption, property and casualty losses or unexpected technical difficulties; counterparty and credit risk; impact of changes in credit rating and access to liquidity, including ability to issue commercial paper; currency and interest rates; risks inherent in Encana’s corporate guidance; risks that the description of the transactions in external communications may not properly reflect the underlying legal and tax principles of the corporate reorganization; changes in or interpretation of laws or regulations; risks associated with existing or potential lawsuits and regulatory actions; impact of disputes arising with partners, including suspension of certain obligations and inability to dispose of assets or interests in certain arrangements; and other risks and uncertainties as described in Encana’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q and as described from time to time in Encana’s other periodic filings as filed on SEDAR and EDGAR.

Although Encana believes such FLS are reasonable, there can be no assurance they will prove to be correct. The above assumptions, risks and uncertainties are not exhaustive. FLS are made as of the date hereof and, except as required by law, Encana undertakes no obligation to update or revise any FLS.

Further information on Encana Corporation is available on the company’s website, www.encana.com, or by contacting:

Investor contact:	Media contact:

(281) 210-5110	(281) 210-5253
(403) 645-3550

SOURCE: Encana Corporation